                                                                    EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement ("Agreement") is entered into as of this 31st day of January, 1999, by and between Electronic Transmission Corporation, a Delaware corporation (the "the Company") and Robert Fortier, an individual ("Shareholder").

                                    ARTICLE I
                                    RECITALS

         SECTION 1.1. REORGANIZATION AGREEMENT. The Company has entered into a Plan and Agreement of Reorganization by and among the Company, Health Plan Initiatives, Inc., and ETC Acquisition Corp., wherein Health Plan Initiatives, Inc. will be merged with and into ETC Acquisition Corp. (the "Reorganization Agreement").

         SECTION 1.2. ISSUANCE OF SHARES. Pursuant to the Reorganization Agreement, Fortier will receive shares of common stock, $.001 par value of the Company.

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the Company and Shareholder hereby agree as follows:

                                   ARTICLE II
                               DEMAND REGISTRATION

         SECTION 2.1. REQUEST. At any time after July 31, 1999, upon the written request of Shareholder requesting that the Company effect the registration under the Securities Act (as hereinafter defined) of all or part of such holder's Registrable Securities (as hereinafter defined), and specifying (i) the intended method of disposition thereof, (ii) whether or not such requested registration is to be an underwritten offering, and (iii) the price range (net of underwriting discount and commissions) acceptable to such holder to be received for such Registrable Securities, the Company will use reasonable efforts to effect an effective registration under the Securities Act of the Registrable Securities which the Company has been so requested to register.

         SECTION 2.2. REGISTRATION STATEMENT FORM. Registrations under this
Article II shall be on an appropriate registration form of the Commission (as hereinafter defined) (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Company agrees to include in any such registration statement all information which Shareholder shall reasonably request and which is required to be included therein.

         SECTION 2.3. EXPENSES. The Company will pay all Registration Expenses (as hereinafter defined) in connection with any registrations requested pursuant to this Article II.

         SECTION 2.4. EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Article II shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if, after it has become effective, such registration is withdrawn by the Company, interfered with by any stop order, injunction or other order or


REGISTRATION RIGHTS AGREEMENT                                             PAGE 1
requirement of the Commission or other governmental agency or court for any reason prior to the expiration of a 180 day period following such registration statement effectiveness, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

         SECTION 2.5. SELECTION OF UNDERWRITERS. The underwriter or underwriters shall be selected by the Company and shall be reasonably acceptable to the Shareholder.

         SECTION 2.6. PRIORITY IN REQUESTED REGISTRATIONS. If in a requested registration pursuant to this Article II, the managing underwriter shall advise the Shareholder in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Shareholder , the Shareholder may include a number of shares in such registration in any manner and amount selected by the Shareholder.

         SECTION 2.7. MATERIAL TRANSACTIONS; PRIOR REGISTRATIONS.
Notwithstanding the provisions of Section 2.1, the Company shall not be required to register shares if:

                  (a) The Company shall have filed a registration statement covering Company shares and closed the sale of such Company shares within the previous 180 days;

                  (b) The Company is engaged in negotiations covering material transactions and in the good faith judgment of the Company the filing of such registration statement would materially adversely affect the Company's ability to consummate such transactions.

                                   ARTICLE III
                            "PIGGY BACK" REGISTRATION

         SECTION 3.1. RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to sell Company shares pursuant to a registration statement under the Securities Act covering any Company shares other than a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to
Article II, it will each such time give prompt written notice to Shareholder of its intention to do so and of rights under this Article III. Upon the written request of Shareholder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Shareholder has been requested to register, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities proposed to be registered; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Company and, thereupon,
(i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection


REGISTRATION RIGHTS AGREEMENT                                             PAGE 2
therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to request that such registration be effected as a registration under Article II and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Article III shall relieve the Company of its obligation to effect any registration upon request under Article
II. The Company will pay all Registration Expenses incurred by holders by Registrable Securities in connection with each registration of Registrable Securities requested pursuant to this Article III.

         SECTION 3.2. PRIORITY IN PIGGY-BACK REGISTRATIONS. If (i) a registration pursuant to this Article III involves an underwritten offering of the securities being registered, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform such Company holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the underwriter may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such securities proposed to be sold by each holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

                                   ARTICLE IV
                             REGISTRATION PROCEDURES

         SECTION 4.1. PREPARATION OF FILINGS. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Articles II or III, the following shall apply:

                  (a) Registration Statement. The Company shall promptly prepare and use its best efforts to cause to be filed with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to become and remain effective; provided that before filing such registration statement or any amendments thereto, the Company will furnish to the holders of Registrable Securities that are to be included in such registration copies of the registration statement proposed to be filed.

                  (b) Amendments. The Company shall prepare and use its best efforts to cause to be filed with the Commission such amendments, post effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply


REGISTRATION RIGHTS AGREEMENT                                             PAGE 3
         with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Copies of Documents. The Company shall furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits to such Registration Statement), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to Rule 424 under the Securities Act and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by Shareholder.

                  (d) Blue-Sky. The Company will use its best efforts to register or qualify all Registrable Securities under the securities laws or blue sky laws of the jurisdictions of any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller.

                  (e) Other Approvals. The Company will use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the intended disposition of such Registrable Securities.

                  (f) Notice of Events. The Company will notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (g) Listing. The Company will cause all Registrable Securities covered by the registration statement to be listed on each securities exchange or traded or quoted on each market on which the same class of securities issued by the Company are then listed, traded or quoted.


REGISTRATION RIGHTS AGREEMENT                                             PAGE 4

                  (h) Transfer Agent. The Company will provide a transfer agent, registrar and a CUSIP number for all Registrable Securities no later than the effective date of such Registration Statement.

         SECTION 4.2. DATA FROM HOLDERS OF REGISTRABLE SECURITIES. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information, representations and warranties regarding such seller and the distribution of such securities as the Company or the underwriters may from time to time reasonably request in writing for inclusion in the registration statement or otherwise.

         SECTION 4.3. UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registerable Securities pursuant to a registration requested under Article II, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, each such holder and the underwriters, and shall contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof; provided, that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement.

         SECTION 4.4. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.


                                    ARTICLE V
                                 INDEMNIFICATION

         SECTION 5.1. INDEMNIFICATION BY THE COMPANY. In the event of any registration of any shares under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, their respective directors and officers, if any, each other Person who participates as an underwriter in the offering or sale of such securities, such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or


REGISTRATION RIGHTS AGREEMENT                                             PAGE 5
liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.

         SECTION 5.2. INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Article II or III, that the Company shall have received an undertaking from the prospective sellers of Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, if any, each officer of the Company, if any, and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in conformity with information furnished to the Company for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that such liability under such indemnification shall be limited to the net sales proceeds actually received by such seller from the sale of the Company shares pursuant to such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

         SECTION 5.3. NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 or 5.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 5.1 or 5.2, except to the


REGISTRATION RIGHTS AGREEMENT                                             PAGE 6
extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

         SECTION 5.4. INDEMNIFICATION PAYMENTS. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                   ARTICLE VI
                                   DEFINITIONS

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         Company: Electronic Transmission Corporation, its successors or assigns, including any successor by merger, consolidation, or purchase.

         Company Shares: Any shares of the $.001 par value common stock of the Company.

         Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

         Person: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

         Registrable Securities: All shares of the $.001 par value common stock of Electronic Transmission Corporation issued to Robert Fortier in connection with the Reorganization Agreement. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such


REGISTRATION RIGHTS AGREEMENT                                             PAGE 7
securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

         Registrants: Collectively, Robert Fortier, his successors and assigns.

         Registration Expenses: All expenses incident to the Company's performance of or compliance with Article II or III, including, without limitation, all registration, filing, listing, and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating, printing and engraving expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of a single counsel and accountants retained by the holder of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

         Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

         SECTION 7.2. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 7.3. GOVERNING LAW. This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state of Delaware without reference to the principles of conflicts of laws.

         SECTION 7.4. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.


REGISTRATION RIGHTS AGREEMENT                                             PAGE 8

         SECTION 7.5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

         SECTION 7.6. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 7.7. AMENDMENTS AND WAIVERS. This Agreement may not be amended.

         SECTION 7.8. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement.

         SECTION 7.9. NOTICES. Except as otherwise provided in this Agreement, all communications provided for hereunder shall be in writing and sent by first-class mail, postage prepaid, and (a) if addressed to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (b) if to the Company at 5025 Arapaho Road, Suite 515, Dallas, Texas 75248, or such other address that the Company shall have furnished to the holder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   ELECTRONIC TRANSMISSION CORPORATION


                                   By:     /s/   Brian Schoonmaker
                                      ------------------------------------------
                                           Brian Schoonmaker, Executive Vice
                                           President and Chief Operating Officer



                                     /s/ Robert Fortier
                                   ---------------------------------------------
                                   Robert Fortier



REGISTRATION RIGHTS AGREEMENT                                             PAGE 9